UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	333-126087	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 28, 2006, KBS Real Estate Investment Trust, Inc. (the “Registrant”) filed a Form 8-K dated November 21, 2006 with regard to the acquisition of four light industrial/flex buildings containing 372,125 rentable square feet located on an approximate 26-acre parcel of land at 4509 Freidrich Lane in Austin, Texas (the “Southpark Commerce Center II Buildings”). The Registrant hereby amends the Form 8-K dated November 21, 2006, to provide the required financial information related to its acquisition of the Southpark Commerce Center II Buildings on November 21, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired.

Southpark Commerce Center II Buildings

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-3

(b)	Pro Forma Financial Information.

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Pro Forma Balance Sheet as of September 30, 2006 (unaudited)	F-6

	Pro Forma Statement of Operations for the Nine Months Ended September 30, 2006 (unaudited)	F-8

	Pro Forma Statement of Operations for the Year Ended December 31, 2005 (unaudited)	F-12

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: January 5, 2007	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Southpark Commerce Center II Buildings for the year ended December 31, 2005. This statement is the responsibility of Southpark Commerce Center II Buildings’ management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Southpark Commerce Center II Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Southpark Commerce Center II Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Southpark Commerce Center II Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Southpark Commerce Center II Building for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Irvine, California
December 12, 2006

SOUTHPARK COMMERCE CENTER II BUILDINGS

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2006 (unaudited)

and the Year Ended December 31, 2005

	Nine Months Ended September 30, 2006	Year Ended December 31, 2005
	(unaudited)
Revenues:
Base rent	$1,894,658	$2,493,989
Tenant reimbursements	587,392	707,268
Other revenues	124,677	166,236

Total revenues	2,606,727	3,367,493

Certain operating expenses:
Real estate taxes	377,561	444,801
Repairs and maintenance	137,333	154,715
Property management fees	61,715	84,797
Utilities	43,704	45,466
Other operating expenses	31,749	49,827

Total certain operating expenses	652,062	779,606

Revenues over certain operating expenses	$1,954,665	$2,587,887

See accompanying notes.

SOUTHPARK COMMERCE CENTER II BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2006 (unaudited)

and the Year Ended December 31, 2005

1. DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

On November 21, 2006, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through an indirect wholly owned subsidiary, four light industrial/flex buildings containing 372,125 rentable square feet (the “Southpark Commerce Center II Buildings”) from Transwestern SF Partners I, L.P, an unaffiliated entity. The Southpark Commerce Center II Buildings are located on an approximate 26-acre parcel of land in Austin, Texas. Total consideration for the acquisition was $28,400,000 plus closing costs. KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets composed primarily of office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2. BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Southpark Commerce Center II Buildings are not legal entities and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of the Southpark Commerce Center II Buildings have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Southpark Commerce Center II Buildings.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Southpark Commerce Center II Buildings were acquired from an unaffiliated party and (ii) based on due diligence of the Southpark Commerce Center II Buildings by KBS REIT, management is not aware of any material factors relating to the Southpark Commerce Center II Buildings that would cause this financial information not to be necessarily indicative of future operating results.

The statement of revenues over certain operating expenses for the nine months ended September 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

SOUTHPARK COMMERCE CENTER II BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2006 (unaudited)

and the Year Ended December 31, 2005 (continued)

3. SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rents. The adjustment to deferred rents increased revenue by approximately $618,979 for the year ended December 31, 2005 and increased revenue by approximately $489,270 for the nine months ended September 30, 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4. DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of November 30, 2006, the Southpark Commerce Center II Buildings were 98% leased by seven tenants, including Travis Association for the Blind (approximately 27%), Legerity, Inc. (approximately 19%), Wayport, Inc. (approximately 19%), and Esoterix, Inc. (approximately 11%). The aggregate annual base rent for the tenants of the Southpark Commerce Center II Buildings was approximately $1.9 million at November 30, 2006, and the weighted-average remaining lease term for the tenants of the Southpark Commerce Center II Buildings was approximately 3 years.

5. FUTURE MINIMUM RENTAL RECEIPTS

Future minimum rental receipts for the years ending December 31 are as follows (in thousands):

2006	$1,884
2007	2,068
2008	1,928
2009	1,369
2010	861

$8,110

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) included in its special report on Form 10-K for the year ended December 31, 2005 and the consolidated financial statements and notes of KBS REIT included in its quarterly report on Form 10-Q for the three and nine months ended September 30, 2006. In addition, this pro forma information should be read in conjunction with the financial statements and notes of the Sabal Pavilion Building, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio and the Crescent Green Buildings included in KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the acquisitions of the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings and the Midland Industrial Portfolio and the probable acquisitions of the Crescent Green Buildings and the Sandmar Mezzanine Loan as if these assets were acquired on September 30, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are composed of certain pro forma financing-related activities, including borrowings subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 have been prepared to give effect to the acquisition of the Sabal Pavilion Building, the Tribeca Mezzanine Debt, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings and the Midland Industrial Portfolio and the probable acquisitions of the Crescent Green Buildings and the Sandmar Mezzanine Loan as if the assets were acquired on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Sabal Pavilion Building, the Tribeca Mezzanine Debt, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings and the Sandmar Mezzanine Loan been consummated as of January 1, 2005. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

There can be no assurance that KBS REIT will complete the acquisitions of the Crescent Green Buildings and the Sandmar Mezzanine Loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

As of September 30, 2006

(unaudited)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust Historical (a)	Southpark Commerce Center II (b)		825 University Avenue (c)		Midland Industrial Portfolio (d)		Crescent Green Buildings (e)		Sandmar Mezzanine Loan (f)		Pro Forma Total September 30, 2006
Assets
Real estate:
Land	$6,038,672	$3,099,999	(g)	$4,165,000	(g)	$5,040,000	(g)	$6,988,000	(g)	$—		$25,331,671
Buildings and improvements, net	103,280,562	24,853,425	(g)	23,095,413	(g)	28,013,342	(g)	35,698,255	(g)	—		214,940,997
Tenant origination and absorption costs, net	9,943,387	2,050,686	(g)	3,991,153	(g)	2,557,055	(g)	4,302,210	(g)	—		22,844,491

Total real estate, net	119,262,621	30,004,110		31,251,566		35,610,397		46,988,465		—		263,117,159
Real estate loans receivable	13,322,027	—		—		—		—		8,000,000		21,322,027

Total real estate investments, net	132,584,648	30,004,110		31,251,566		35,610,397		46,988,465		8,000,000		284,439,186
Cash and cash equivalents	4,384,775	—		—		—		—		—		4,384,775
Rents and other receivables	456,269	—		—		—		—		—		456,269
Above-market leases, net	1,065,376	47,306	(g)	173,269	(g)	1,917,975	(g)	2,201,390	(g)	—		5,405,316
Prepaid and other assets	925,271	95,500	(h)	159,804	(h)	220,407	(h)	212,000	(h)	160,750	(i)	1,773,732

Total assets	$139,416,339	$30,146,916		$31,584,639		$37,748,779		$49,401,855		$8,160,750		$296,459,278

Liabilities and Stockholders’ Equity

Notes payable	$100,798,000	$23,200,000		$24,600,000		$32,750,000		$42,400,000		$—		$223,748,000
Notes payable to affiliate	7,947,137	—		—		—		—		—		7,947,137
Repurchase agreement	7,278,593	—		—		—		—		—		7,278,593
Accounts payable and accrued liabilities	2,151,630	—		—		—		—		—		2,151,630
Due to affiliates	986,613	—		—		—		—		—		986,613
Below-market leases, net	1,656,974	1,289,352	(g)	2,244,744	(g)	—		207,405	(g)	—		5,398,475
Other liabilities	92,506	—		—		—		—		—		92,506

Total liabilities	120,911,453	24,489,352		26,844,744		32,750,000		42,607,405		—		247,602,954

Commitments and contingencies
Redeemable stock	99,157	—		—		—		—		—		99,157

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 2,305,637 shares issued and outstanding	23,057	6,656		5,576		5,881		7,993		9,601		58,764
Additional paid-in capital	19,563,666	5,650,908		4,734,319		4,992,898		6,786,457		8,151,149		49,879,397
Cumulative distributions and net loss	(1,180,994)	—		—		—		—		—		(1,180,994)

Total stockholders’ equity	18,405,729	5,657,564		4,739,895		4,998,779		6,794,450		8,160,750		48,757,167

Total liabilities and stockholders’ equity	$139,416,339	$30,146,916		$31,584,639		$37,748,779		$49,401,855		$8,160,750		$296,459,278

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

As of September 30, 2006 (continued)

(unaudited)

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of September 30, 2006.
(b)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Southpark Commerce Center II Buildings. The purchase price of approximately $28.8 million (including closing costs) was funded with an $18.0 million fixed rate loan, a $5.2 million mezzanine loan, and proceeds from the issuance of approximately 665,596 shares of stock from KBS REIT’s ongoing public offering.
(c)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the 825 University Avenue Building. The purchase price of approximately $29.2 million (including closing costs) was funded with a $19.0 million fixed rate loan, a $5.6 million mezzanine loan, and proceeds from the issuance of approximately 557,635 shares of stock from KBS REIT’s ongoing public offering.
(d)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Midland Industrial Portfolio. The purchase price of approximately $37.5 million (including closing costs) was funded with a $24.1 million fixed rate loan, an $8.7 million mezzanine loan, and proceeds from the issuance of approximately 588,092 shares of stock from KBS REIT’s ongoing public offering.
(e)	Represents the estimated purchase price of the assets to be acquired and liabilities to be incurred or assumed by KBS REIT in connection with the acquisition of the Crescent Green Buildings. The purchase price of approximately $49.0 million (including estimated closing costs) is anticipated to be funded with a $32.4 million fixed rate loan, a $10.0 million mezzanine loan, and proceeds from the issuance of approximately 799,347 shares of stock from KBS REIT’s ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at January 4, 2007.
(f)	Represents the estimated purchase price of assets to be acquired by KBS REIT in connection with the acquisition of the Sandmar Mezzanine Loan. The estimated purchase price of $8.0 million, plus closing costs, is anticipated to be funded from proceeds from the issuance of approximately 960,088 shares of stock from KBS REIT’s ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at January 4, 2007.
(g)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.
(h)	Represents loan fees incurred on the financing of acquired properties, as well as estimated loan fees on the financing of the Crescent Green Buildings.
(i)	Represents estimated total acquisition costs for Sandmar Mezzanine Loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006

(unaudited)

		Pro Forma Adjustments
		Q3 2006 Acquisitions						Q4 2006 Acquisitions						Pending Acquisitions
	KBS Real Estate Investment Trust, Inc. Historical (a)	Sabal Pavilion		Tribeca Summit Debt		The Plaza in Clayton		Southpark Commerce Center II		825 University Avenue		Midland Industrial Portfolio		Crescent Green Buildings		Sandmar Mezzanine Loan		Pro Forma Total
Revenues:
Rental income	$756,530	$1,393,866	(b)	$—		$7,512,737	(b)	$1,941,682	(b)	$1,457,584	(b)	$1,621,452	(b)	$2,732,789	(b)	$—		$17,416,640
Tenant reimbursements	118,825	165,630	(c)	—		402,938	(c)	587,392	(c)	344,447	(c)	262,489	(c)	461,956	(c)	—		2,343,677
Interest income and other revenues	382,955	151		904,529	(d)	144,478		124,677		—		—		19,611		707,944	(k)	2,284,345

Total revenues	1,258,310	1,559,647		904,529		8,060,153		2,653,751		1,802,031		1,883,941		3,214,356		707,944		22,044,662

Expenses:
Operating, maintenance and management	199,776	441,566	(e)	—		1,924,605	(e)	274,501	(e)	482,723	(e)	36,877	(e)	1,040,607	(e)	—		4,400,655
Real estate and other property-related taxes	77,713	120,263	(f)	—		1,160,499	(f)	377,561	(f)	144,439	(f)	262,489	(f)	213,375	(f)	—		2,356,339
General and administrative expenses	871,018	95,784	(g)	52,999	(g)	522,310	(g)	161,786	(g)	164,138	(g)	211,097	(g)	275,526	(g)	45,904	(g)	2,400,562
Depreciation and amortization	395,237	630,220	(h)	—		3,628,843	(h)	1,401,018	(h)	985,524	(h)	808,132	(h)	2,372,578	(h)	—		10,221,552

Total operating expenses	1,543,744	1,287,833		52,999		7,236,257		2,214,866		1,776,824		1,318,595		3,902,086		45,904		19,379,108

Operating income (loss)	(285,434)	271,814		851,530		823,896		438,885		25,207		565,346		(687,730)		662,040		2,665,554

Non-operating expenses:
Interest expense	706,898	840,210	(i)	434,494	(i)	3,830,469	(i)	1,047,678	(i)	1,117,526	(i)	1,545,718	(i)	1,801,638	(i)	—		11,324,631

Total non-operating expense	706,898	840,210		434,494		3,830,469		1,047,678		1,117,526		1,545,718		1,801,638		—		11,324,631

Net income (loss)	$(992,332)	$(568,396)		$417,036		$(3,006,573)		$(608,793)		$(1,092,319)		$(980,372)		$(2,489,368)		$662,040		$(8,659,077)

Loss per share, basic and diluted	$(2.48)																	$(1.68)

Weighted-average number of common shares, issuable and outstanding	400,311	—		373,858	(j)	1,186,745	(j)	665,596	(j)	557,635	(j)	588,092	(j)	799,347	(j)	960,088	(j)	5,151,361

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006 (continued)

(unaudited)

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.
(b)	Represents base rental income, parking income, amortization of above-market lease assets and below-market lease liabilities for the nine months ended as of September 30, 2006. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2005. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the leases.
(c)	Represents operating cost reimbursements from tenants.
(d)	Represents interest income from loan receivable for the Tribeca Mezzanine Debt, at a fixed rate of 13.25% per annum, amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.
(e)	Represents property operating expenses.
(f)	Represents real estate taxes incurred by respective properties.
(g)	Represents asset management fee that would be due to affiliates had the assets been acquired on January 1, 2005, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments.
(h)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.
(i)	Represents interest expense incurred on the following short-term and long-term loans secured to purchase respective acquisitions:

Fixed rate loan secured by the Sabal Pavilion Building, which bears interest at a rate of 6.38% per annum.	$14,700,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Sabal Pavilion Building, which bears interest at a variable rate equal to 30-day LIBOR plus 225 basis points (average rate of 7.31% for the period). The loan was paid in full on October 5, 2006.	$4,898,000

Repurchase agreement secured by principal and interest payments on the Tribeca Mezzanine Debt, which bears interest at a variable rate equal to 30-day LIBOR plus 200 basis points (average rate of 7.06% for the period). The loan was paid in full on December 27, 2006.	$7,122,231

Fixed rate loan secured by the Plaza in Clayton, which bears interest at a rate of 5.899% per annum.	$62,200,000

Mezzanine loan secured by a 100% equity interest in the subsidiary that holds title to the Plaza in Clayton Building, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period).	$22,300,000

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006 (continued)

(unaudited)

Loan from affiliate, which bears simple interest at a fixed rate of 6% and is unsecured, $5,572,137 of which was used in connection with the acquisition of Sabal Pavilion and $2,875,000 of which was used in connection with the acquisition of the Tribeca Summit Debt. The loan was paid in full on October 27, 2006.	$8,447,137

Fixed rate loan secured by the Southpark Commerce Center II Buildings, which bears interest at a rate of 5.6725% per annum.	$18,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Southpark Commerce Center II Buildings, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period).	$5,200,000

Fixed rate loan secured by the 825 University Avenue Building, which bears interest at a rate of 5.591% per annum.	$19,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the 825 University Avenue Building, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period).	$5,600,000

Fixed rate loan secured by the Midland Industrial Portfolio, which bears interest at a rate of 5.755% per annum for the first two years and 5.855% thereafter.	$24,050,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Midland Industrial Portfolio, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period).	$8,700,000

Fixed rate loan to be secured by the Crescent Green Buildings, which will bear interest at an estimated interest rate of 5.100% per annum. However, the terms of the loan are currently being negotiated.	$32,400,000

Mezzanine loan to be secured by 100% equity interest in the subsidiary that holds title to the Crescent Green Buildings, which will bear interest at an estimated variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period). However, the terms of the loan are currently being negotiated.	$10,000,000

Interest expense includes amortization of loan fees related to short-term and long-term loans, amortized over the life of the related loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006 (continued)

(unaudited)

(j)	Represents the weighted-average number of shares from KBS REIT’s ongoing public offering, the net proceeds of which were or will be used to fund the purchase of the acquisitions. The calculation assumes that investments were acquired on January 1, 2005.
(k)	Represents interest income from loan receivable for the Sandmar Mezzanine Loan, at a fixed rate of 12.00% per annum, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

(unaudited)

		Pro Forma Adjustments
		Q3 2006 Acquisitions						Q4 2006 Acquisitions						Pending Acquisitions
	KBS Real Estate Investment Trust, Inc. Historical (a)	Sabal Pavilion		Tribeca Summit Debt		The Plaza in Clayton		Southpark Commerce Center II		825 University Avenue		Midland Industrial Portfolio		Crescent Green Buildings		Sandmar Mezzanine Loan		Pro Forma Total
Revenues:
Rental income	$—	$2,699,665	(b)	$—		$10,058,383	(b)	$2,556,688	(b)	$1,305,095	(b)	$2,161,936	(b)	$3,772,486	(b)	$—		$22,554,253
Tenant reimbursements	—	297,549	(c)	—		550,260	(c)	707,268	(c)	332,983	(c)	334,686	(c)	367,566	(c)	—		2,590,312
Interest income and other revenues	—	270		1,657,560	(d)	133,667		166,236		1,264		—		11,818		943,925	(k)	2,914,740

Total revenues	—	2,997,484		1,657,560		10,742,310		3,430,192		1,639,342		2,496,622		4,151,870		943,925		28,059,305

Expenses:
Operating, maintenance and management	—	757,167	(e)	—		2,313,982	(e)	334,805	(e)	379,980	(e)	24,207	(e)	1,244,465	(e)	—		5,054,606
Real estate and other property-related taxes	—	231,516	(f)	—		1,533,445	(f)	444,801	(f)	167,005	(f)	334,686	(f)	276,288	(f)	—		2,987,741
General and administrative expenses	—	185,582	(g)	97,121	(g)	706,885	(g)	215,715	(g)	218,851	(g)	281,463	(g)	367,368	(g)	61,206	(g)	2,134,191
Depreciation and amortization	—	1,221,052	(h)	—		4,857,123	(h)	1,868,024	(h)	1,314,032	(h)	1,077,509	(h)	3,126,394	(h)	—		13,464,134

Total operating expenses	—	2,395,317		97,121		9,411,435		2,863,345		2,079,868		1,717,865		5,014,515		61,206		23,640,672

Operating income (loss)	—	602,167		1,560,439		1,330,875		566,847		(440,526)		778,757		(862,645)		882,719		4,418,633

Non-operating expenses:
Interest expense	—	1,571,449	(i)	692,128	(i)	4,879,793	(i)	1,325,052	(i)	1,412,656	(i)	1,940,743	(i)	2,264,007	(i)	—		14,085,828

Total non-operating expense	—	1,571,449		692,128		4,879,793		1,325,052		1,412,656		1,940,743		2,264,007		—		14,085,828

Net income (loss)	$—	$(969,282)		$868,311		$(3,548,918)		$(758,205)		$(1,853,182)		$(1,161,986)		$(3,126,652)		$882,719		$(9,667,195)

Loss per share, basic and diluted	—																	$(1.88)

Weighted-average number of common shares, issued and outstanding	20,000	—		373,858	(j)	1,186,745	(j)	665,596	(j)	557,635	(j)	588,092	(j)	799,347	(j)	960,088	(j)	5,151,361

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (continued)

(unaudited)

(a)	Historical financial information derived from KBS REIT’s special report on Form 10-K for the year ended December 31, 2005. As noted in the Form 10-K for the year ended December 31, 2005, KBS REIT had been formed but had not yet commenced operations. As such, no statement of operations for the year ended December 31, 2005 was disclosed since results of operation were not material.
(b)	Represents base rental income, parking income, amortization of above-market lease assets and below-market lease liabilities as of December 31, 2005. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2005. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the leases.
(c)	Represents operating cost reimbursements from tenants.
(d)	Represents interest income from loan receivable for the Tribeca Mezzanine Loan, at a fixed rate of 13.25% per annum, amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.
(e)	Represents property operating expenses.
(f)	Represents real estate taxes incurred by respective properties.
(g)	Represents asset management fee that would be due to affiliates had the assets been acquired on January 1, 2005, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments.
(h)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.
(i)	Represents interest expense incurred on the following short-term and long-term loans secured to purchase respective acquisitions:

Fixed rate loan secured by the Sabal Pavilion Building, which bears interest at a rate of 6.38% per annum.	$14,700,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Sabal Pavilion Building, which bears interest at a variable rate equal to 30-day LIBOR plus 225 basis points (average rate of 5.71% for the period). The loan was paid in full on October 5, 2006.	$4,898,000

Repurchase agreement secured by principal and interest payments on the Tribeca Mezzanine Debt, which bears interest at a variable rate equal to 30-day LIBOR plus 200 basis points (average rate of 5.46% for the period). The loan was paid in full on December 27, 2006.	$7,122,231

Fixed rate loan secured by the Plaza in Clayton, which bears interest at a rate of 5.899% per annum.	$62,200,000

Mezzanine loan secured by a 100% equity interest in the subsidiary that holds title to the Plaza in Clayton Building, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period).	$22,300,000

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (continued)

(unaudited)

Loan from affiliate, which bears simple interest at a fixed rate of 6% and is unsecured, $5,572,137 of which was used in connection with the acquisition of Sabal Pavilion and $2,875,000 of which was used in connection with the acquisition of the Tribeca Summit Debt. The loan was paid in full on October 27, 2006.	$8,447,137

Fixed rate loan secured by the Southpark Commerce Center II Buildings, which bears interest at a rate of 5.6725% per annum.	$18,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Southpark Commerce Center II Buildings, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period).	$5,200,000

Fixed rate loan secured by the 825 University Avenue Building, which bears interest at a rate of 5.591% per annum.	$19,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the 825 University Avenue Building, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period).	$5,600,000

Fixed rate loan secured by the Midland Industrial Portfolio, which bears interest at a rate of 5.755% per annum for the first two years and 5.855% thereafter.	$24,050,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Midland Industrial Portfolio, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period).	$8,700,000

Fixed rate loan to be secured by the Crescent Green Buildings, which will bear interest at an estimated rate of 5.100% per annum. However, the terms of the loan are currently being negotiated.	$32,400,000

Mezzanine loan to be secured by 100% equity interest in the subsidiary that holds title to the Crescent Green Buildings, which will bear interest at an estimated variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period). However, the terms of the loan are currently being negotiated.	$10,000,000

Interest expense includes amortization of loan fees related to short-term and long-term loans, amortized over the life of the related loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (continued)

(unaudited)

(j)	Represents the weighted-average number of shares from KBS REIT’s ongoing public offering, the net proceeds of which were or will be used to fund the purchase of the acquisitions. The calculation assumes that investments were acquired on January 1, 2005.
(k)	Represents interest income from loan receivable for the Sandmar Mezzanine Loan, at a fixed rate of 12.00% per annum, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.